ECONOMIC CONTEXT ON GROUP'S OPERATIONS	12 Months Ended
Dec. 31, 2022
ECONOMIC CONTEXT ON GROUPS OPERATIONS
ECONOMIC CONTEXT ON GROUPS OPERATIONS

35. ECONOMIC CONTEXT ON GROUP´S  OPERATIONS

Grupo Supervielle operates in an economic context marked by strong volatility, both nationally and internationally. In recent months, the behavior of international markets has been affected by the persistence of significant global inflationary pressures, and the geopolitical conflict between Russia and Ukraine, among other factors. Consequently, the global economic recovery continues to progress, but at a slower pace than previously forecasted growing 3.4% in 2022 compared to 6.2% in 2021, according to the IMF’s estimates, while GDP in developed countries and emerging countries increased 2.7% and  3.9%, respectively. The current global context appears to be converging towards a scenario of more moderate economic growth with tightening of financing conditions, to which are added additional inflationary pressures due to delays in production chains and the rise in the prices of some raw materials. The reappearance of high inflation globally observed in 2021 continued in 2022.

The combination of monetary issue, especially to alleviate the consequences of the health crisis, higher international inflation expectations and the rebound in the cycle, led to the end of 2021 with an annual inflation rate of 50.9% in December 2021, in a context where the monetary base increased 40% annually, to global inflation accelerating to 6.4%. In addition, throughout the year some controls on access to the wholesale exchange market were increased. The official exchange rate depreciated 20.7% in the year, equivalent to 30.2 % less than inflation.

During the year 2022, this trend continued, observing an accumulated depreciation of the exchange rate in the year  the year of 72.4%, below the evolution of inflation in said period, which amounted to 94.8%. Likewise, in the last part of the year, preferential exchange rates were established for soybeans and derivatives to encourage greater currency settlement in the agricultural export sector, which implied agricultural settlements between September and December for USD 11,826 million.

The start of the war conflict between Russia and Ukraine in February 2022, and the economic and financial sanctions imposed on Russia, add new impacts to the world economy and a significant change in the terms of trade, as a result of the increase in the price of raw materials, including food and gas. From the point of view of the trade balance, Argentina had a positive impact from higher agricultural prices, but this was partially offset by the negative impact from higher gas imports.

In March 2022, the Government announced that it had reached an Agreement with the International Monetary Fund (IMF), which was approved by the Argentine National Congress on March 11. Said Agreement was implemented through an Extended Fund Facility, with a repayment term of more than 10 years, which sets fiscal, monetary and exchange guidelines with quarterly reviews. The program seeks to address persistent high inflation through policies that contribute to the reduction of monetary financing of the fiscal deficit, together with positive real interest rates that support domestic financing and targets for increasing net reserves.

Under this local and international context, the inflationary dynamic continues to rise. Faced with this scenario, the monetary authority continued to try to normalize the different interest rates in the economy, which allow the value of investments made in instruments denominated in domestic currency to be safeguarded and to avoid pressure on the exchange market. As of the date of issuance of these financial statements, the BCRA raised the LELIQ interest rate, making consecutive increases that brought the rate from 38% at the end of 2021, to 75% per year; In the same sense, it raised the minimum interest rate on fixed terms for individuals, establishing a new floor of 75% per year, while for the rest of the sectors the minimum rate went to 66.5%.

In the year 2022, and in line with the budget forecasts within the framework of the agreement with the IMF, the net financing of the National Treasury contemplated, in addition to the financing obtained in the tenders for market instruments, net transfers of $620 billion via temporary advances .

Faced with the context of volatility in the public debt market, which became evident as of June, the BCRA began to offer financial entities a put option on the National Government securities awarded as of July of 2022 and that expire before December 31, 2023. This measure seeks to reduce the volatility of the prices of Treasury instruments and provide entities with new tools to manage their liquidity.

Grupo Supervielle´s Exposure to Public Sector
Central Bank of Argentina (including repo transactions)	248,636,378
Treasury Bills	28,559,125
Government Securities	33,482,394
Exposure to Government Securities and Treasury Bonds	310,677,897
Loans to Public Sector	277,702
Total exposure to Public Sector	310,955,599
Over Total Assets	44.62%
Over Shareholder´s equity	336.73%

For all of the above, Grupo Supervielle's Management permanently monitors the evolution of the situations mentioned in the international markets and at the local level, to identify possible impacts on its patrimonial and financial situation, and determine the possible actions to be adopted.